UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2010

TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-90272	56-1940918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue, 16th Floor, New York, New York 10016
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 286-9197

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On January 20, 2010, Terra Energy & Resource Technologies, Inc. (the “Company”) was notified that the audit practice of Kempisty & Company Certified Public Accountants, P.C., the Company’s independent registered public accounting firm (“K&Co”), was combined with MaloneBailey, LLP (“MB”) effective as of January 1, 2010.  On January 20, 2010, K&Co resigned as the independent registered public accounting firm of the Company, and, with the approval of the Company’s Board of Directors, MB was engaged as the Company’s independent registered public accounting firm.

K&Co performed audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007.  K&Co’s reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim period up through the date of resignation, there were no (i) disagreements between the Company and K&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of K&Co, would have caused K&Co to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

On January 20, 2010, the Company furnished K&Co with a copy of this report prior to filing with the Securities and Exchange Commission (“SEC”) and requested that K&Co furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to K&Co’s audit services and engagement as the Company’s independent registered public accounting firm.  K& Co has furnished a letter addressed to the SEC dated January 20, 2010, a copy of which is attached hereto as Exhibit 16.1.

As noted above, on January 20, 2010, the Company engaged the services of MB as the independent registered public accounting firm of the Company.  During the fiscal years ended December 31, 2008 and 2007 and from December 31, 2008 through the engagement of MB as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted MB with respect to any accounting or auditing issues involving the Company.  In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with K&Co, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
16.1*	Letter on change in certifying accountant

*      Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2010	TERRA ENERGY & RESOURCE TECHNOLOGIES, INC. By: /s/ Alexandre Agaian Alexandre Agaian President